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                                                                      EXHIBIT 16

                                POWER OF ATTORNEY
                                -----------------

The undersigned,

1)    being officers and trustees/directors of:

      a) Van Kampen Equity Trust II (the "Equity Trust II") a Delaware statutory trust, and

      b) Van Kampen Series Fund, Inc. (the "Series Fund"), a Maryland Corporation, (individually, the Equity Trust II and the Series Fund are referred to herein as a "Fund" and collectively, the "Funds");

do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, the Registration Statement on Form N-14 of each Fund (including any and all amendments thereto) and any other document related thereto, upon the advice of counsel, filed by the Tax Free Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: November 13, 2008

        Signature                                      Title
        ---------                                      -----

/s/ Edward C. Wood, III                President and Principal Executive Officer
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        Edward C. Wood, III

/s/ Stuart Schuldt                     Chief Financial Officer and Treasurer
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        Stuart Schuldt

/s/ Stefanie Chang yu                  Vice President and Secretary
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        Stefanie Chang Yu

/s/ David C. Arch                      Trustee/Director
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        David C. Arch
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/s/ Jerry D. Choate                    Trustee/Director
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        Jerry D. Choate

/s/ Rod Dammeyer                       Trustee/Director
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        Rod Dammeyer

/s/ Linda Hutton Heagy                 Trustee/Director
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        Linda Hutton Heagy

/s/ R. Craig Kennedy                   Trustee/Director
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        R. Craig Kennedy

/s/ Howard J Kerr                      Trustee/Director
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        Howard J Kerr

/s/ Jack E. Nelson                     Trustee/Director
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        Jack E. Nelson

/s/ Hugo F. Sonnenschein               Trustee/Director
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        Hugo F. Sonnenschein

/s/ Wayne W. Whalen                    Trustee/Director
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        Wayne W. Whalen

/s/ Suzanne H. Woolsey                 Trustee/Director
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         Suzanne H. Woolsey